SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin's AGE High Income Fund covers the period ended May 31, 1999.

During the 12 months under review, the U.S. economy grew at a remarkable pace. Despite the economic and financial turmoil overseas, the U.S. gross domestic product increased by an annualized rate of 6.0% and 4.3%, in fourth quarter 1998 and first quarter 1999 respectively.

However, inflation, which was subdued for much of the period, reared its head again in April, registering 2.1% gains in the Consumer Price Index (CPI) for the one-year period ended May 31, 1999. Although at first glance this figure seems benign, April's CPI jumped 0.7%, the largest monthly increase since September 1990. This number sparked investor concerns that interest rates would soon rise, sending the yield for the 30-year U.S. Treasury bond to 5.82% on May 31, 1999. Furthermore, the Federal Open Market Committee, the Federal Reserve Board's policy making panel, announced that it had changed from a neutral to a tightening bias in its May meeting, partly as a result of the strong CPI number.


CONTENTS

Shareholder Letter ....................................................        1

Manager's Discussion ..................................................        3

Performance Summary ...................................................       10

Financial Highlights & Statement of Investments .......................       14

Financial Statements ..................................................       26

Notes to Financial Statements .........................................       29

Independent Auditors' Report ..........................................       33

Tax Designation .......................................................       34


[INCOME FUND PYRAMID]

Although investors generally perceive rising interest rates negatively for any type of bond, the bonds in which the fund typically invests -- high yield, lower-rated bonds -- are driven as much by company-specific fundamentals as by interest rate movements. For such bonds, the stronger-than-expected economic growth could be positive, as faster growth usually leads to solid corporate profits and improved financial conditions for many companies.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. In addition, high yield bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio, for those who are willing to accept the risks associated with these securities. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
President
Franklin's AGE High Income Fund



MANAGER'S DISCUSSION



Your Fund's Goal: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.

OVERVIEW

During the 12-month period under review, the domestic economy experienced four quarters of robust growth. Many corporations' financial conditions also improved, as the economy's overall strength generally enhanced corporate profitability.

However, while the corporate sector enjoyed healthy fundamentals, fixed-income assets, in general, experienced above-average volatility. In the summer of 1998, turmoil in Russia spread to other developing markets, eventually impacting assets in the domestic market. Hedge fund failures and margin calls (when brokerage firms demand immediate repayment of loans) exacerbated asset price declines, and investors' preference for risk fell sharply as sentiment shifted toward assets of relatively higher credit quality. As a result, the risk premium on high yield bonds, as measured by the interest rate spreads over U.S. Treasury bonds, increased substantially compared with levels at the beginning of the reporting period. In October, the Chase High Yield Index yield was 764 basis points, or 7.64%, higher than the 10-year U.S. Treasury yield, the widest spread during the period.

Despite the pressures abroad, the domestic economy remained strong. Repeated interest rate cuts by the Federal Reserve Board (the Fed) and several foreign central banks over the third and fourth quarters of 1998 contributed to increased confidence in the global economic system. In addition, the U.S. stock market, which had paused in September, rebounded significantly during the fourth quarter of 1998. The combination of sound economic fundamentals and a strong equity market lent support to the high yield market, which enjoyed a general recovery over the remainder of the reporting period.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 18 of this report.



[PORTFOLIO BREAKDOWN PIE CHART]

Based on Total Net Assets
5/31/99

Bonds 93.1%

Equities 4.3%

Short-Term Obligations & Other Net Assets 2.6%

In first quarter 1999, however, the sharp U.S. stock market rally combined with remarkably robust economic data releases, fueled fears that inflation might soon rise. The Fed's interest rate-easing trend slowed, then reversed course in February, and rates continued to rise through the end of the period. Despite more supportive corporate fundamentals, the tightening in interest rates over the last few months of the reporting period created a difficult environment for all fixed-income classes, including high yield bonds. For the 12-month period under review, the fund's Class A shares had a cumulative total return of -0.74%, which was in line with the -0.70% return on the fund's benchmark, the CS First Boston High Yield Index. Furthermore, Franklin's AGE High Income Fund outperformed a majority of its peers over the period. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. The unmanaged CS First Boston High Yield Index includes reinvested dividends, and one cannot invest directly in an index.

PORTFOLIO UPDATE

Recently, we favored industries such as wireless, telecommunications, cable, broadcasting and media, which offer significant potential for growth while providing some insulation from fluctuations in the business cycle. As of May 31, 1999, the fund's weightings in wireless communications were 11.61% of total net assets; telecommunications, 10.60%; cable television, 5.77% and media, 5.81%.

WIRELESS

During the reporting period, the wireless sector continued to benefit from strong industry growth overall and increased market penetration, as industry revenues grew despite increasing pricing pressures. Although highly competitive, the market for wireless services provided attractive opportunities for companies with sound, aggressive business plans. In general, we focused on lower-cost operators that continued to successfully expand their networks to offer their customers better coverage.

In the cellular industry, our holdings in Comcast Cellular Corp., Dobson/Sygnet Communications Co. and Rogers Cantel Mobile benefited the fund. Comcast Cellular entered into an agreement to be acquired by SBC Communications Inc., a significantly positive development given SBC's superior credit profile. The fund initiated a position in Dobson/Sygnet Communications, which performed well due to favorable growth prospects and industry trends. Dobson/Sygnet is the successor company to Sygnet Wireless, whose bonds the fund sold back to the company at a high premium. Rogers Cantel, a leading Canadian cellular provider, improved its operational base in Canada, jumpstarting subscriber growth and undertaking meaningful initiatives to reduce costs.

On the personal communication services (PCS) side, the fund's Sprint Spectrum LP bonds were upgraded to an investment grade rating, reflecting the majority ownership and operational control assumed by the parent, Sprint Corp. The fund reduced its exposure to the paging sector in response to slowing sector growth and weakening sector fundamentals.


TELECOMMUNICATIONS

The telecommunications sector significantly outperformed the overall high yield market during the period, and the fund was able to take advantage of this strength. Global deregulation, technological convergence, consolidation and the rise of data services are centrally important trends that continued to impact the industry. With the formation of the European Union, regulatory barriers are falling in Europe, just as they are in the U.S. Additionally, the rapid growth in demand for data services such as the Internet has caused the overall demand for telecommunications services to increase dramatically.


TOP 10 HOLDINGS
5/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------                                                              ----------
CSC Holdings Inc.                                                          1.59%
Consumer Services

Nextel Communications Inc.                                                 1.37%
Telecommunications

Amkor Technology Inc.                                                      1.34%
Electronic Technology

Chancellor Media Corp.                                                     1.29%
Consumer Services

HMH Properties Inc.                                                        1.27%
Real Estate

NEXTLINK                                                                   1.24%
Communications Inc.
Telecommunications

P&L Coal Holdings Corp.                                                    1.11%
Energy Minerals

Anchor Glass                                                               1.11%
Process Industries

Revlon Consumer                                                            1.09%
Products Corp.
Consumer Durables

Rogers Cantel Mobile                                                       1.04%
Telecommunications


Seeking to take advantage of these trends, we focused on companies with high-quality networks, strong management teams and adequate access to capital markets. Among the competitive local exchange carriers (CLECs), we focused on providers of diversified services, which generally have the ability to cross-sell higher margin products and reduce customer turnover rates. Our holdings in Allegiance Telecom Inc., NEXTLINK Communications Inc. and Level 3 Communications Inc. all benefited the fund. Allegiance, an early-stage CLEC, benefited from an insightful management team, strong customer support and back-office functions, and a successful network build-out strategy. NEXTLINK Communications is also led by a strong management team, and the company's strategy of building a complete point-to-point network -- local and long distance -- in the top 30 U.S. markets contributed to the company's solid performance. NEXTLINK's use of multiple technologies such as fixed wireless and digital subscriber line (DSL) technology to reach additional end users has enhanced its market share and provided substantial flexibility to its network. Level 3 Communications employs a point-to-point network strategy, much the same as NEXTLINK, and is focusing on employing state-of-the-art Internet Protocol
(IP) technologies throughout its network. Additionally, the company's investment in flexible conduit technologies should allow it to upgrade and improve its existing network much more easily in the future as "next generation" standards enter the market.

CABLE & MEDIA

The cable and media sectors continued to benefit from a healthy advertising environment and a strong domestic economy during the period. Consolidation remained a dominant theme, as industry leaders gained market share and realized efficiencies from mergers and acquisitions.

In general, we maintained our strategy of looking for larger consolidators with lower cost structures. On the cable side, the advent of new technologies has generally impacted asset prices favorably, as the anticipated introduction of services such as telephony, cable modems, digital tiering and videos on demand are likely to generate additional revenue for many companies in the sector going forward. We initiated a position in Charter Communications Holdings LLC, a domestic cable consolidator that is well-positioned to benefit from new revenue sources. The company may look to raise equity capital soon to reduce its debt and fund future acquisitions.

In the media sector, Outdoor Systems Inc., the nation's largest outdoor advertiser, performed well due to strong demand for billboard space and more effective, lower-cost vinyl technology. Shortly before the close of the period, Outdoor Systems announced it would be purchased by Infinity Broadcasting Corp., a leading U.S. radio broadcaster with a superior credit profile. The bonds reacted favorably to the news and posted a healthy gain, demonstrating the continued impact of industry consolidation.

LOOKING FORWARD

Recent economic data suggest that domestic economic conditions are likely to remain robust over the near to intermediate term. Although growth may slow somewhat from its torrid pace over the past two quarters, it is likely to remain by strong demand trends and stable productive capacity. In addition, high yield asset valuations are attractive relative to U.S. Treasury bonds on a historical basis, and we anticipate significant investment opportunities in the high yield market going forward. Solid economic fundamentals and attractive valuations should provide a favorable environment for high yield bonds over the near to intermediate term, and our outlook for the asset class remains positive.

On a long-term basis, we believe the volatility seen over the reporting period was unusually high, and should diminish with time as strong economic trends prevail. We continue to focus on industries that we believe offer the best risk/reward tradeoff and will position the fund to take advantage of favorable long-term fundamentals.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,


/s/ Christopher J. Molumphy
Christopher J. Molumphy
Senior Portfolio Manager
Franklin's AGE High Income Fund






DIVIDEND DISTRIBUTIONS

6/1/98 - 5/31/99

                           DIVIDEND PER SHARE
            -------------------------------------------------
MONTH        CLASS A      CLASS B*     CLASS C       ADVISOR
-------------------------------------------------------------

June        2.2 cents       --        2.06 cents   2.24 cents

July        2.2 cents       --        2.07 cents   2.23 cents

August      2.2 cents       --        2.07 cents   2.23 cents

September   2.2 cents       --        2.07 cents   2.23 cents

October     2.2 cents       --        2.08 cents   2.23 cents

November    2.2 cents       --        2.08 cents   2.23 cents

December    2.2 cents       --        2.08 cents   2.23 cents

January     2.2 cents    2.20 cents   2.08 cents  2.23 cents

February    2.2 cents    2.08 cents   2.08 cents  2.23 cents

March       2.2 cents    2.10 cents   2.07 cents  2.23 cents

April       2.2 cents    2.10 cents   2.07 cents  2.23 cents

May         2.2 cents    2.10 cents   2.07 cents  2.23 cents
-------------------------------------------------------------
TOTAL      26.4 CENTS   10.58 CENTS   24.88 CENTS 26.77 CENTS

*January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.


PERFORMANCE SUMMARY AS OF 5/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PRICE AND DISTRIBUTION INFORMATION (6/1/98 - 5/31/99)

CLASS A               CHANGE    5/31/99   5/31/98
-------------------------------------------------

Net Asset Value       -$0.29     $2.69     $2.98

                      DISTRIBUTIONS
                      ---------------------------
Dividend Income       $0.264


CLASS B               CHANGE    5/31/99    1/1/99
-------------------------------------------------

Net Asset Value       -$0.07     $2.69      $2.76

                      DISTRIBUTIONS
                      ---------------------------
Dividend Income       $0.1058


CLASS C               CHANGE    5/31/99   5/31/98
-------------------------------------------------

Net Asset Value       -$0.28     $2.70     $2.98

                      DISTRIBUTIONS
                      ---------------------------
Dividend Income       $0.2488


ADVISOR CLASS         CHANGE    5/31/99   5/31/98
-------------------------------------------------

Net Asset Value       -$0.29     $2.69     $2.98

                      DISTRIBUTIONS
                      ---------------------------
Dividend Income       $0.2677



          Past performance is not predictive of future results.


PERFORMANCE


                                                               INCEPTION
CLASS A                          1-YEAR    5-YEAR    10-YEAR   (12/31/69)
-------------------------------------------------------------------------

Cumulative Total Return(1)       -0.74%   +59.66%   +153.71%   +1,052.84%

Average Annual Total Return(2)   -4.89%    +8.86%     +9.29%       +8.50%

Value of $10,000 Investment(3)   $9,511   $15,287    $24,301     $110,292

Distribution Rate(4)                 9.40%

30-Day Standardized Yield(5)         9.51%


                           5/31/95   5/31/96   5/31/97   5/31/98   5/31/99
--------------------------------------------------------------------------

One-Year Total Return(6)   +13.34%   +10.75%   +14.09%   +12.32%   -0.74%




                                      INCEPTION
CLASS B                                (1/1/99)
-----------------------------------------------

Cumulative Total Return(1)              +1.29%

Aggregate Total Return(2)               -2.61%

Value of $10,000 Investment(3)          $9,739

Distribution Rate(4)                     9.37%

30-Day Standardized Yield(5)             9.38%

                                                  INCEPTION
CLASS C                          1-YEAR   3-YEAR  (5/16/95)
-----------------------------------------------------------

Cumulative Total Return(1)       -0.93%   +25.49%   +38.62%

Average Annual Total Return(2)   -2.82%    +7.48%    +8.13%

Value of $10,000 Investment(3)   $9,718   $12,416   $13,713

Distribution Rate(4)              9.10%

30-Day Standardized Yield(5)      9.29%


                           5/31/96   5/31/97   5/31/98   5/31/99
----------------------------------------------------------------

One-Year Total Return(6)   +10.06%   +13.41%   +11.69%   -0.93%


                                                                INCEPTION
ADVISOR CLASS(7)                 1-YEAR    5-YEAR    10-YEAR    (12/31/69)
-------------------------------------------------------------------------

Cumulative Total Return(1)       -0.61%   +60.68%   +155.33%   +1,060.20%

Average Annual Total Return(2)   -0.61%    +9.95%     +9.83%       +8.69%

Value of $10,000 Investment(3)   $9,939   $16,068    $25,533     $116,020

Distribution Rate(4)                  9.95%

30-Day Standardized Yield(5)         10.09%


                          5/31/95    5/31/96   5/31/97   5/31/98  5/31/99
-------------------------------------------------------------------------
One-Year Total Return(6)   +13.34%   +10.75%   +14.09%   +12.46%   -0.61%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's May monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on May 31, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1999. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

7. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +16.17% and +6.41% respectively.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
5/31/99

CLASS A
-----------------------------------

1-Year                       -4.89%

5-Year                       +8.86%

10-Year                      +9.29%

Since Inception (12/31/69)   +8.50%



[CLASS A LINE GRAPH]



This graph compares the performance of Franklin's AGE High Income Fund's Class A shares as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index from 6/1/89-5/31/99. Source: Standard and Poor's Micropal.

                    Franklin's AGE High                      CS First Boston High
                    Income Fund - Class A                        Yield Index
06/01/1989                $ 9,578                                 $10,000
06/30/1989                $ 9,748                 1.44%           $10,144
07/31/1989                $ 9,766                 0.22%           $10,166
08/31/1989                $ 9,754                -0.01%           $10,165
09/30/1989                $ 9,615                -2.27%           $ 9,935
10/31/1989                $ 9,187                -2.50%           $ 9,686
11/30/1989                $ 9,111                 0.20%           $ 9,706
12/31/1989                $ 9,065                -0.45%           $ 9,662
01/31/1990                $ 8,752                -3.52%           $ 9,322
02/28/1990                $ 8,437                -1.85%           $ 9,149
03/31/1990                $ 8,628                 2.88%           $ 9,413
04/30/1990                $ 8,600                 0.42%           $ 9,452
05/31/1990                $ 8,852                 2.08%           $ 9,649
06/30/1990                $ 9,072                 3.15%           $ 9,953
07/31/1990                $ 9,294                 3.23%           $10,274
08/31/1990                $ 8,721                -4.62%           $ 9,800
09/30/1990                $ 8,102                -7.63%           $ 9,052
10/31/1990                $ 7,511                -2.51%           $ 8,825
11/30/1990                $ 7,671                 2.01%           $ 9,002
12/31/1990                $ 7,755                 0.48%           $ 9,045
01/31/1991                $ 7,921                 2.74%           $ 9,293
02/28/1991                $ 8,803                 8.63%           $10,095
03/31/1991                $ 9,336                 6.20%           $10,721
04/30/1991                $ 9,753                 4.15%           $11,166
05/31/1991                $ 9,819                 0.50%           $11,222
06/30/1991                $10,136                 2.62%           $11,516
07/31/1991                $10,458                 3.38%           $11,905
08/31/1991                $10,740                 1.82%           $12,122
09/30/1991                $10,938                 2.27%           $12,397
10/31/1991                $11,313                 3.31%           $12,807
11/30/1991                $11,383                 0.80%           $12,910
12/31/1991                $11,499                 0.73%           $13,004
01/31/1992                $11,885                 4.07%           $13,533
02/29/1992                $12,140                 2.43%           $13,862
03/31/1992                $12,378                 1.49%           $14,069
04/30/1992                $12,479                 0.08%           $14,080
05/31/1992                $12,675                 1.36%           $14,271
06/30/1992                $12,731                 0.99%           $14,413
07/31/1992                $12,978                 1.54%           $14,635
08/31/1992                $13,178                 1.38%           $14,837
09/30/1992                $13,331                 0.65%           $14,933
10/31/1992                $13,099                -1.04%           $14,778
11/30/1992                $13,255                 1.50%           $14,999
12/31/1992                $13,412                 1.13%           $15,169
01/31/1993                $13,721                 2.73%           $15,583
02/28/1993                $13,931                 1.98%           $15,892
03/31/1993                $14,143                 2.11%           $16,227
04/30/1993                $14,255                 0.57%           $16,319
05/31/1993                $14,419                 1.46%           $16,558
06/30/1993                $14,739                 1.81%           $16,857
07/31/1993                $14,906                 1.04%           $17,033
08/31/1993                $14,969                 0.85%           $17,177
09/30/1993                $15,032                 0.57%           $17,275
10/31/1993                $15,469                 1.83%           $17,591
11/30/1993                $15,534                 1.26%           $17,813
12/31/1993                $15,777                 1.26%           $18,038
01/31/1994                $16,116                 1.78%           $18,359
02/28/1994                $15,961                 0.15%           $18,386
03/31/1994                $15,253                -2.94%           $17,846
04/30/1994                $15,153                -1.34%           $17,607
05/31/1994                $15,220                 0.57%           $17,707
06/30/1994                $15,232                -0.67%           $17,588
07/31/1994                $15,301                 0.47%           $17,671
08/31/1994                $15,428                 0.72%           $17,798
09/30/1994                $15,498                 0.40%           $17,869
10/31/1994                $15,568                 0.07%           $17,882
11/30/1994                $15,402                -1.16%           $17,674
12/31/1994                $15,534                 1.06%           $17,862
01/31/1995                $15,666                 1.05%           $18,049
02/28/1995                $16,286                 2.46%           $18,493
03/31/1995                $16,420                 1.13%           $18,702
04/30/1995                $16,865                 2.22%           $19,117
05/31/1995                $17,251                 2.82%           $19,657
06/30/1995                $17,389                 0.66%           $19,786
07/31/1995                $17,718                 1.55%           $20,093
08/31/1995                $17,795                 0.28%           $20,149
09/30/1995                $17,937                 1.15%           $20,381
10/31/1995                $18,079                 1.11%           $20,607
11/30/1995                $18,157                 0.47%           $20,704
12/31/1995                $18,434                 1.27%           $20,967
01/31/1996                $18,779                 1.90%           $21,365
02/29/1996                $18,926                 0.53%           $21,479
03/31/1996                $18,805                -0.27%           $21,421
04/30/1996                $18,886                 0.54%           $21,536
05/31/1996                $19,105                 0.81%           $21,711
06/30/1996                $19,120                 0.22%           $21,759
07/31/1996                $19,273                 0.90%           $21,954
08/31/1996                $19,637                 1.09%           $22,194
09/30/1996                $20,075                 1.72%           $22,575
10/31/1996                $20,231                 0.84%           $22,765
11/30/1996                $20,676                 1.56%           $23,120
12/31/1996                $21,052                 1.95%           $23,571
01/31/1997                $21,213                 0.73%           $23,743
02/28/1997                $21,595                 1.88%           $24,189
03/31/1997                $21,092                -1.12%           $23,918
04/30/1997                $21,331                 0.89%           $24,131
05/31/1997                $21,797                 2.01%           $24,616
06/30/1997                $22,190                 1.36%           $24,951
07/31/1997                $22,816                 2.12%           $25,480
08/31/1997                $22,832                 0.54%           $25,618
09/30/1997                $23,234                 1.98%           $26,125
10/31/1997                $23,094                -0.01%           $26,122
11/30/1997                $23,423                 0.71%           $26,308
12/31/1997                $23,597                 0.91%           $26,547
01/31/1998                $23,852                 1.70%           $26,999
02/28/1998                $24,109                 0.78%           $27,209
03/31/1998                $24,369                 0.50%           $27,345
04/30/1998                $24,466                 0.75%           $27,550
05/31/1998                $24,483                 0.30%           $27,633
06/30/1998                $24,500                 0.21%           $27,691
07/31/1998                $24,683                 0.70%           $27,885
08/31/1998                $22,851                -6.79%           $25,991
09/30/1998                $22,954                -0.01%           $25,989
10/31/1998                $22,545                -1.99%           $25,472
11/30/1998                $24,025                 5.07%           $26,763
12/31/1998                $23,956                -0.23%           $26,701
01/31/1999                $24,322                 0.94%           $26,952
02/28/1999                $24,075                -0.21%           $26,896
03/31/1999                $24,359                 0.91%           $27,141
04/30/1999                $24,825                 2.21%           $27,740
05/31/1999                $24,301 -2.11%         -1.08%           $27,439

Total Return              143.01%                                 174.39%

This table shows the one-year, three-year and since-inception average annual total return for Franklin's AGE High Income Fund's Class C shares on 5/31/99.


CLASS C
------------------------------------------

1-Year                              -2.82%
3-Year                              +7.48%
Since Inception (5/16/95)           +8.13%

[CLASS C LINE GRAPH]

This graph compares the performance of Franklin's AGE High Income Fund's Class C shares, as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index from 5/16/95-5/31/99. Source: Standard and Poor's Micropal.

                   Franklin's AGE High                         CS First Boston
Date               Income Fund - Class C                       High Yield Index
05/16/1995               $ 9,892                                   $10,000
05/31/1995               $ 9,928                 1.36%             $10,136
06/30/1995               $10,004                 0.66%             $10,203
07/31/1995               $10,186                 1.55%             $10,361
08/31/1995               $10,223                 0.28%             $10,390
09/30/1995               $10,297                 1.15%             $10,510
10/31/1995               $10,373                 1.11%             $10,626
11/30/1995               $10,412                 0.47%             $10,676
12/31/1995               $10,565                 1.27%             $10,812
01/31/1996               $10,756                 1.90%             $11,017
02/29/1996               $10,835                 0.53%             $11,076
03/31/1996               $10,760                -0.27%             $11,046
04/30/1996               $10,840                 0.54%             $11,105
05/31/1996               $10,927                 0.81%             $11,195
06/30/1996               $10,930                 0.22%             $11,220
07/31/1996               $11,052                 0.90%             $11,321
08/31/1996               $11,215                 1.09%             $11,444
09/30/1996               $11,500                 1.72%             $11,641
10/31/1996               $11,584                 0.84%             $11,739
11/30/1996               $11,792                 1.56%             $11,922
12/31/1996               $12,001                 1.95%             $12,154
01/31/1997               $12,087                 0.73%             $12,243
02/28/1997               $12,340                 1.88%             $12,473
03/31/1997               $12,006                -1.12%             $12,334
04/30/1997               $12,136                 0.89%             $12,443
05/31/1997               $12,393                 2.01%             $12,694
06/30/1997               $12,611                 1.36%             $12,866
07/31/1997               $12,960                 2.12%             $13,139
08/31/1997               $13,007                 0.54%             $13,210
09/30/1997               $13,230                 1.98%             $13,471
10/31/1997               $13,144                -0.01%             $13,470
11/30/1997               $13,281                 0.71%             $13,566
12/31/1997               $13,419                 0.91%             $13,689
01/31/1998               $13,511                 1.70%             $13,922
02/28/1998               $13,650                 0.78%             $14,030
03/31/1998               $13,836                 0.50%             $14,101
04/30/1998               $13,839                 0.75%             $14,206
05/31/1998               $13,842                 0.30%             $14,249
06/30/1998               $13,844                 0.21%             $14,279
07/31/1998               $13,989                 0.70%             $14,379
08/31/1998               $12,902                -6.79%             $13,403
09/30/1998               $13,001                -0.01%             $13,401
10/31/1998               $12,765                -1.99%             $13,135
11/30/1998               $13,594                 5.07%             $13,800
12/31/1998               $13,549                -0.23%             $13,769
01/31/1999               $13,750                 0.94%             $13,898
02/28/1999               $13,605                -0.21%             $13,869
03/31/1999               $13,708                 0.91%             $13,995
04/30/1999               $14,014                 2.21%             $14,304
05/31/1999               $13,713   -2.15%       -1.08%             $14,150

Total Return               37.13%                                    41.50%









          Past performance is not predictive of future results.


This table shows the one-year, five-year, 10-year and since-inception average annual total return for Franklin's AGE High Income Fund's Advisor Class shares on 5/31/99.**

ADVISOR CLASS
------------------------------------------

1-Year                              -0.61%
5-Year                              +9.95%
10-Year                             +9.83%
Since Inception (12/31/69)          +8.69%

** On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.

[ADVISOR CLASS LINE GRAPH]

This graph compares the performance of Franklin's AGE High Income Fund's Advisor Class shares, as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index from 6/1/89-5/31/99. Source: Standard and Poor's Micropal.**

                    Franklin's AGE High                                  CS First
                       Income Fund -                                    Boston High
Date                   Advisor Class                                    Yield Index
06/01/1989               $10,000                                          $10,000
06/30/1989               $10,177                    1.44%                 $10,144
07/31/1989               $10,196                    0.22%                 $10,166
08/31/1989               $10,183                   -0.01%                 $10,165
09/30/1989               $10,038                   -2.27%                 $ 9,935
10/31/1989               $ 9,592                   -2.50%                 $ 9,686
11/30/1989               $ 9,512                    0.20%                 $ 9,706
12/31/1989               $ 9,464                   -0.45%                 $ 9,662
01/31/1990               $ 9,138                   -3.52%                 $ 9,322
02/28/1990               $ 8,808                   -1.85%                 $ 9,149
03/31/1990               $ 9,008                    2.88%                 $ 9,413
04/30/1990               $ 8,979                    0.42%                 $ 9,452
05/31/1990               $ 9,242                    2.08%                 $ 9,649
06/30/1990               $ 9,471                    3.15%                 $ 9,953
07/31/1990               $ 9,704                    3.23%                 $10,274
08/31/1990               $ 9,105                   -4.62%                 $ 9,800
09/30/1990               $ 8,459                   -7.63%                 $ 9,052
10/31/1990               $ 7,842                   -2.51%                 $ 8,825
11/30/1990               $ 8,009                    2.01%                 $ 9,002
12/31/1990               $ 8,097                    0.48%                 $ 9,045
01/31/1991               $ 8,269                    2.74%                 $ 9,293
02/28/1991               $ 9,190                    8.63%                 $10,095
03/31/1991               $ 9,747                    6.20%                 $10,721
04/30/1991               $10,182                    4.15%                 $11,166
05/31/1991               $10,252                    0.50%                 $11,222
06/30/1991               $10,583                    2.62%                 $11,516
07/31/1991               $10,918                    3.38%                 $11,905
08/31/1991               $11,213                    1.82%                 $12,122
09/30/1991               $11,420                    2.27%                 $12,397
10/31/1991               $11,811                    3.31%                 $12,807
11/30/1991               $11,884                    0.80%                 $12,910
12/31/1991               $12,005                    0.73%                 $13,004
01/31/1992               $12,408                    4.07%                 $13,533
02/29/1992               $12,674                    2.43%                 $13,862
03/31/1992               $12,923                    1.49%                 $14,069
04/30/1992               $13,029                    0.08%                 $14,080
05/31/1992               $13,233                    1.36%                 $14,271
06/30/1992               $13,292                    0.99%                 $14,413
07/31/1992               $13,549                    1.54%                 $14,635
08/31/1992               $13,758                    1.38%                 $14,837
09/30/1992               $13,918                    0.65%                 $14,933
10/31/1992               $13,675                   -1.04%                 $14,778
11/30/1992               $13,838                    1.50%                 $14,999
12/31/1992               $14,003                    1.13%                 $15,169
01/31/1993               $14,325                    2.73%                 $15,583
02/28/1993               $14,544                    1.98%                 $15,892
03/31/1993               $14,765                    2.11%                 $16,227
04/30/1993               $14,882                    0.57%                 $16,319
05/31/1993               $15,054                    1.46%                 $16,558
06/30/1993               $15,388                    1.81%                 $16,857
07/31/1993               $15,562                    1.04%                 $17,033
08/31/1993               $15,628                    0.85%                 $17,177
09/30/1993               $15,694                    0.57%                 $17,275
10/31/1993               $16,150                    1.83%                 $17,591
11/30/1993               $16,217                    1.26%                 $17,813
12/31/1993               $16,472                    1.26%                 $18,038
01/31/1994               $16,825                    1.78%                 $18,359
02/28/1994               $16,664                    0.15%                 $18,386
03/31/1994               $15,924                   -2.94%                 $17,846
04/30/1994               $15,820                   -1.34%                 $17,607
05/31/1994               $15,890                    0.57%                 $17,707
06/30/1994               $15,902                   -0.67%                 $17,588
07/31/1994               $15,974                    0.47%                 $17,671
08/31/1994               $16,107                    0.72%                 $17,798
09/30/1994               $16,180                    0.40%                 $17,869
10/31/1994               $16,253                    0.07%                 $17,882
11/30/1994               $16,080                   -1.16%                 $17,674
12/31/1994               $16,218                    1.06%                 $17,862
01/31/1995               $16,356                    1.05%                 $18,049
02/28/1995               $17,003                    2.46%                 $18,493
03/31/1995               $17,143                    1.13%                 $18,702
04/30/1995               $17,607                    2.22%                 $19,117
05/31/1995               $18,010                    2.82%                 $19,657
06/30/1995               $18,155                    0.66%                 $19,786
07/31/1995               $18,498                    1.55%                 $20,093
08/31/1995               $18,579                    0.28%                 $20,149
09/30/1995               $18,726                    1.15%                 $20,381
10/31/1995               $18,875                    1.11%                 $20,607
11/30/1995               $18,957                    0.47%                 $20,704
12/31/1995               $19,245                    1.27%                 $20,967
01/31/1996               $19,606                    1.90%                 $21,365
02/29/1996               $19,759                    0.53%                 $21,479
03/31/1996               $19,633                   -0.27%                 $21,421
04/30/1996               $19,718                    0.54%                 $21,536
05/31/1996               $19,946                    0.81%                 $21,711
06/30/1996               $19,961                    0.22%                 $21,759
07/31/1996               $20,121                    0.90%                 $21,954
08/31/1996               $20,501                    1.09%                 $22,194
09/30/1996               $20,958                    1.72%                 $22,575
10/31/1996               $21,122                    0.84%                 $22,765
11/30/1996               $21,587                    1.56%                 $23,120
12/31/1996               $21,979                    1.95%                 $23,571
01/31/1997               $22,147                    0.73%                 $23,743
02/28/1997               $22,548                    1.88%                 $24,189
03/31/1997               $22,026                   -1.12%                 $23,918
04/30/1997               $22,277                    0.89%                 $24,131
05/31/1997               $22,766                    2.01%                 $24,616
06/30/1997               $23,179                    1.36%                 $24,951
07/31/1997               $23,835                    2.12%                 $25,480
08/31/1997               $23,854                    0.54%                 $25,618
09/30/1997               $24,277                    1.98%                 $26,125
10/31/1997               $24,214                   -0.01%                 $26,122
11/30/1997               $24,479                    0.71%                 $26,308
12/31/1997               $24,663                    0.91%                 $26,547
01/31/1998               $24,932                    1.70%                 $26,999
02/28/1998               $25,203                    0.78%                 $27,209
03/31/1998               $25,477                    0.50%                 $27,345
04/30/1998               $25,582                    0.75%                 $27,550
05/31/1998               $25,601                    0.30%                 $27,633
06/30/1998               $25,623                    0.21%                 $27,691
07/31/1998               $25,817                    0.70%                 $27,885
08/31/1998               $23,904                   -6.79%                 $25,991
09/30/1998               $24,015                   -0.01%                 $25,989
10/31/1998               $23,589                   -1.99%                 $25,472
11/30/1998               $25,141                    5.07%                 $26,763
12/31/1998               $25,071                   -0.23%                 $26,701
01/31/1999               $25,457                    0.94%                 $26,952
02/28/1999               $25,293                   -0.21%                 $26,896
03/31/1999               $25,501                    0.91%                 $27,141
04/30/1999               $25,991                    2.21%                 $27,740
05/31/1999               $25,533    -2.10%         -1.08%                 $27,439

Total Return              155.33%                                          174.39%

** On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.

Past performance is not predictive of future results.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights

                                                                                      CLASS A
                                                 -----------------------------------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
                                                 -----------------------------------------------------------------------------------
                                                     1999              1998              1997              1996             1995
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............  $      2.98       $      2.90       $      2.79       $      2.77      $      2.70
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .26               .26               .26               .25              .26
 Net realized and unrealized gains (losses) ...         (.29)              .08               .11               .03              .07
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............         (.03)              .34               .37               .28              .33
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment income..         (.26)             (.26)             (.26)             (.26)            (.26)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of year ..................  $      2.69       $      2.98       $      2.90       $      2.79      $      2.77
                                                 ===================================================================================
Total return** ................................         (.74%)           12.32%            14.09%            10.75%           13.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............  $ 3,108,809       $ 3,236,134       $ 2,638,914       $ 2,183,738      $ 1,908,853
Ratios to average net assets:
 Expenses .....................................          .72%              .70%              .71%              .70%             .66%
 Net investment income ........................         9.40%             9.04%             9.31%             9.07%            9.71%
Portfolio turnover rate .......................        27.55%            29.69%            20.01%            19.87%           28.56%


**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                     CLASS B
                                                               --------------------
                                                               PERIOD ENDED MAY 31,
                                                               --------------------
                                                                     1999(1)
                                                               --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................       $     2.76
                                                                   ----------
Income from investment operations:
 Net investment income .....................................              .11

 Net realized and unrealized loss ..........................             (.08)
                                                                   ----------
Total from investment operations ...........................              .03
                                                                   ----------
Less distributions from net investment income ..............             (.11)
                                                                   ----------
Net asset value, end of period .............................       $     2.68
                                                                   ==========
Total return** .............................................             1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................       $   26,095
Ratios to average net assets:
 Expenses ..................................................             1.24%*
 Net investment income .....................................             8.41%*
Portfolio turnover rate ....................................            27.55%

*Annualized.

**Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1)For the period January 1, 1999 (effective date) to May 31, 1999.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)


                                                                                          CLASS C
                                                           -----------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                                           -----------------------------------------------------------------------
                                                               1999           1998           1997           1996          1995(2)
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................  $      2.98    $      2.90    $      2.79    $      2.77    $      2.76
                                                           -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................          .25            .25            .25            .25           --
 Net realized and unrealized gains (losses) .............         (.29)           .08            .11            .02            .01
                                                           -----------------------------------------------------------------------
Total from investment operations ........................         (.04)           .33            .36            .27            .01
                                                           -----------------------------------------------------------------------
Less distributions from net investment income ...........         (.25)          (.25)          (.25)          (.25)          --
                                                           -----------------------------------------------------------------------
Net asset value, end of year ............................  $      2.69    $      2.98    $      2.90    $      2.79    $      2.77
                                                           =======================================================================
Total return** ..........................................         (.93%)        11.69%         13.41%         10.06%           .36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $   487,196    $   394,612    $   151,073    $    46,064    $       713
Ratios to average net assets:
 Expenses ...............................................         1.24%          1.23%          1.25%          1.25%          1.14%*
 Net investment income ..................................         8.89%          8.51%          8.75%          8.50%          6.91%*
Portfolio turnover rate .................................        27.55%         29.69%         20.01%         19.87%         28.56%

*Annualized.

**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2)For the period May 16, 1995 (effective date) to May 31, 1995.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)


                                                                                                     ADVISOR CLASS
                                                                                     --------------------------------------------
                                                                                                   YEAR ENDED MAY 31,
                                                                                     --------------------------------------------
                                                                                        1999             1998            1997(3)
                                                                                     --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................     $     2.98       $     2.90       $     2.90
                                                                                     --------------------------------------------
Income from investment operations:
 Net investment income .........................................................            .27              .27              .12
 Net realized and unrealized gains (losses) ....................................           (.29)             .08             (.01)
                                                                                     --------------------------------------------
Total from investment operations ...............................................           (.02)             .35              .11
                                                                                     --------------------------------------------
Less distributions from net investment income ..................................           (.27)            (.27)            (.11)
                                                                                     --------------------------------------------
Net asset value, end of year ...................................................     $     2.69       $     2.98       $     2.90
                                                                                     ============================================
Total return** .................................................................           (.61%)          12.46%            3.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................     $   39,354       $   28,026       $    6,224
Ratios to average net assets:
 Expenses ......................................................................            .59%             .58%             .61%*
 Net investment income .........................................................           9.52%            9.17%            9.25%*
Portfolio turnover rate ........................................................          27.55%           29.69%           20.01%

*Annualized.

**Total return is not annualized for periods less than one year.

(3)For the period January 2, 1997 (effective date) to May 31, 1997.

                       See notes to financial statements.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999



                                                                                        SHARES/RIGHTS/
                                                                                           WARRANTS                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS 1.1%
(a)    Advantica Restaurant Group ......................................................       612,439              $   2,832,530
(a)    Darling International Inc. ......................................................       504,447                    945,838
(a)    Foodmaker Inc. ..................................................................        24,090                    650,430
(a)    Gaylord Container Corp., wts., 11/01/02 .........................................       232,762                  1,862,096
(a)    Gulf States Steel, wts., 4/15/03 ................................................        27,800                        278
(a,d)  Harvard Industries Inc. .........................................................       793,966                  6,153,237
(a)    International Wireless Communications Holdings Inc., wts., 8/15/01 ..............        36,400                        182
(a)    Loral Orion Network System, wts., 1/15/07 .......................................        35,300                    278,319
(a)    McMoRan Exploration Co. .........................................................        25,937                    468,487
(a)    Nextel Communications Inc. ......................................................        64,337                  2,372,427
(a)    Nextel International Inc., wts., 4/15/07 ........................................        28,500                     71,250
(a)    Occidente Y Caribe Celular, 144A, wts., 3/15/04 (Colombia) ......................       152,660                  2,595,220
(a)    Penn Traffic Co. ................................................................        39,757                      9,144
       Phosphate Resources Partner LP ..................................................       415,000                  4,824,375
(a)    Poland Telecom Finance, wts., 144A, 12/01/07 (Poland) ...........................        30,000                    105,000
       RJR Nabisco Holdings Corp. ......................................................       510,000                 15,778,125
(a)    Specialty Foods Corp., 144A .....................................................        97,500                        683
(a)    United Mexican States, rts., 6/30/03 (Mexico) ...................................         3,000                         --
(a)    Walter Industries Inc., A .......................................................       189,505                  2,487,253
                                                                                                                    -------------
    TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $75,635,833)                                                        41,434,874
                                                                                                                    -------------
    PREFERRED STOCKS 3.2%
       Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Indonesia) ............................        24,700                 14,820,000
(a)    CMS Energy Trust I, 7.75%, cvt. pfd. ............................................       530,000                 31,203,750
(a)    CSC Holdings Inc., 11.125%, pfd., M, PIK ........................................       252,313                 29,268,308
       Fresenius Medical Care AG, 9.00%, pfd. ..........................................        13,100                 13,296,500
(a)    R & B Falcon Corp., 13.875%, pfd., 144A, PIK ....................................        11,750                 12,102,500
       Sinclair Capital, 11.625%, pfd. .................................................       147,000                 15,986,250
                                                                                                                    -------------
    TOTAL PREFERRED STOCKS (COST $108,649,935) ......................................                                 116,677,308
                                                                                                                    -------------


                                                                                         PRINCIPAL
                                                                                           AMOUNT*
                                                                                        -----------
  BONDS 93.1%
  COMMERCIAL SERVICES 5.1%
  American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .......................   $22,700,000                    23,210,750
  AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ..................    11,350,000                    10,612,250
  AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .............    21,500,000                    19,027,500
  Big Flower Press Holdings Inc., senior sub. note, 8.875%, 7/01/07 .................    12,100,000                    11,918,500
  Big Flower Press Holdings Inc., senior sub. note, 144A, 8.625%, 12/01/08 ..........    17,300,000                    16,521,500
  Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ..........................    15,000,000                    14,325,000
  Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 ..........................    14,000,000                    13,300,000
  Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 (United Kingdom) ......     9,400,000                     9,447,000
  Lamar Advertising Co., senior sub. note, 9.625%, 12/01/06 .........................    20,000,000                    21,200,000



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)



                                                                                                           PRINCIPAL
                                                                                                             AMOUNT*       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
COMMERCIAL SERVICES (CONT.)
Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 ................................................  $34,750,000  $ 36,487,500
Tembec Finance Corp., senior note, 9.875%, 9/30/05 (Canada) ............................................   11,000,000    11,440,000
                                                                                                                       ------------
                                                                                                                        187,490,000
                                                                                                                       ------------
CONSUMER DURABLES 1.8%
Dura Operating Corp., senior sub. note, 144A, 9.00%, 5/01/09 ...........................................   11,000,000    11,027,500
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ......................................   42,000,000    39,900,000
Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02, 10.875% thereafter, 12/15/07 ..........   10,200,000     6,681,000
Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ..............................................    6,800,000     6,664,000
                                                                                                                       ------------
                                                                                                                         64,272,500
                                                                                                                       ------------
CONSUMER NON-DURABLES 2.5%
Agrilink Foods Inc., senior sub. note, 144A, 11.875%, 11/01/08 .........................................   17,000,000    17,892,500
Delta Beverage Group, senior note, 9.75%, 12/15/03 .....................................................    2,800,000     2,880,500
Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 .....................................................   15,000,000    15,337,500
International Home Foods, senior sub. note, 10.375%, 11/01/06 ..........................................   11,200,000    11,984,000
Specialty Foods Corp., senior note, B, 10.25%, 8/15/01 .................................................   19,000,000    18,572,500
Specialty Retailers Inc., senior sub. note, B, 9.00%, 7/15/07 ..........................................    5,000,000     2,875,000
Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 ...........................................   22,000,000    21,230,000
                                                                                                                       ------------
                                                                                                                         90,772,000
                                                                                                                       ------------
CONSUMER SERVICES 17.6%
Advantica Restaurant Group, senior note, 11.25%, 1/15/08 ...............................................   13,896,030    13,687,590
AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25% thereafter, 3/15/06 .....    9,951,000     6,418,395
Ascent Entertainment Group Inc., senior disc. note, zero cpn. to 12/15/02, 11.875% thereafter, 12/15/04    19,500,000    14,113,125
Aztar Corp., senior sub. note, 144A, 8.875%, 5/15/07 ...................................................   30,500,000    29,585,000
Benedek Communications Corp., senior disc. note, zero cpn. to 5/15/01, 13.25% thereafter, 5/15/06 ......   24,500,000    20,580,000
Chancellor Media Corp., senior note, 144A, 8.00%, 11/01/08 .............................................   23,500,000    23,441,250
Chancellor Media Corp., senior sub. note, 9.00%, 10/01/08 ..............................................    8,400,000     8,736,000
Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 ............................................   15,000,000    15,187,500
Charter Communications Holdings LLC, senior note, 144A, zero cpn. to 4/01/04, 9.92%
   thereafter, 4/01/11 .................................................................................   39,000,000    24,180,000
CKE Restaurants Inc., senior sub. note, 144A, 9.125%, 5/01/09 ..........................................   19,500,000    18,817,500
CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ...................................................   20,000,000    23,250,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................................................    5,000,000     5,537,500
Diamond Cable Communication Co. PLC, senior disc. note, zero cpn. to 12/15/00, 11.75% thereafter,
   12/15/05 (United Kingdom) ...........................................................................   18,850,000    16,894,313
Diamond Cable Communication Co., senior disc. note, zero cpn. to 2/15/02, 10.75% thereafter,
   2/15/07 (United Kingdom) ............................................................................    7,850,000     6,123,000
Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ....................................   10,600,000    11,063,750
Falcon Building Products Inc., senior sub. disc. note, B, zero cpn. to 6/15/02, 10.50%
   thereafter, 6/15/07 .................................................................................    7,250,000     4,748,750
Family Restaurant Inc., senior note, 9.75%, 2/01/02 ....................................................   10,850,000     5,506,375
Fox Family Worldwide Inc., senior disc. note, zero cpn. to 11/01/02, 10.25% thereafter, 11/01/07 .......    6,450,000     4,224,750
Fox Family Worldwide Inc., senior note, 9.25%, 11/01/07 ................................................    3,300,000     3,151,500
Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75% thereafter, 8/15/07 ...........   22,650,000    18,233,250
Fox/Liberty Networks LLC, senior note, 8.875%, 8/15/07 .................................................   15,000,000    15,975,000
Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ......................................    7,100,000     7,286,375


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)



                                                                                                            PRINCIPAL
                                                                                                              AMOUNT*       VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
CONSUMER SERVICES (CONT.)
Hammons (John Q) Hotels, first mortgage, 8.875%, 2/15/04 ................................................  $20,000,000  $ 18,700,000
Hammons (John Q) Hotels, first mortgage, 9.75%, 10/01/05 ................................................    4,500,000     4,308,750
Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 .........................................   25,250,000    24,492,500
Hollinger International Inc., senior sub. note, 9.25%, 2/01/06 ..........................................    6,400,000     6,656,000
Hollinger International Publishing, senior sub. note, 9.25%, 3/15/07 ....................................   12,800,000    13,360,000
Horseshoe Gaming Holding Corp., senior sub. note, 144A, 8.625%, 5/15/09 .................................   30,200,000    29,294,000
Jacor Communications Co., senior sub. note, 9.75%, 12/15/06 .............................................    6,400,000     7,088,000
LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00% thereafter, 3/01/08 .................   17,300,000    11,331,500
LIN Television Corp., senior sub. note, 8.375%, 3/01/08 .................................................   19,000,000    18,240,000
Players International Inc., senior note, 10.875%, 4/15/05 ...............................................    4,750,000     5,035,000
Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03, 10.00% thereafter, 4/01/08 .................    8,000,000     5,470,000
Premier Parks Inc., senior note, 9.25%, 4/01/06 .........................................................    8,000,000     8,080,000
Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 ............................................   23,200,000    24,070,000
Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.125%, 1/15/09 ...........................   37,000,000    35,150,000
Red Roof Inns Inc., senior note, 9.625%, 12/15/03 .......................................................   10,000,000    10,100,000
Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ....................................................   39,500,000    37,623,750
Rogers Cablesystems, senior secured deb., 10.125%, 9/01/12 (Canada) .....................................    5,000,000     5,450,000
SFX Broadcasting Inc., senior sub. note, B, 10.75%, 5/15/06 .............................................   22,478,000    23,939,070
Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 ........................................   14,400,000    15,228,000
Telewest Communications PLC, senior disc. deb., zero cpn. to 10/01/00, 11.00% thereafter,
     10/01/07 (United Kingdom) ..........................................................................   24,500,000    21,805,000
Telewest Communications PLC, senior disc. note, 144A, zero cpn. to 4/15/04, 9.25% thereafter, 4/15/09 ...   14,750,000     9,661,250
Telewest Communications PLC, senior note, 144A, 11.25%, 11/01/08 (United Kingdom) .......................    4,000,000     4,530,000
Turner Broadcasting System Inc., senior deb., 8.40%, 2/01/24 ............................................    9,500,000     9,832,757
                                                                                                                        ------------
                                                                                                                         646,186,500
                                                                                                                        ------------
ELECTRONIC TECHNOLOGY 5.1%
Amkor Technology Inc., senior note, 144A, 9.25%, 5/01/06 ................................................   50,000,000    49,000,000
Amphenol Corp., senior sub. note, 9.875%, 5/15/07 .......................................................    5,000,000     5,200,000
Bresnan Communications Group LLC, senior disc. note, 144A, zero cpn. to 11/01/00, 15.00%
     thereafter, 8/15/07 ................................................................................   10,000,000     6,650,000
Bresnan Communications Group LLC, senior note, 144A, 8.00%, 2/01/09 .....................................    4,400,000     4,378,000
Celestica International Inc., senior sub. note, 10.50%, 12/31/06 (Canada) ...............................    4,880,000     5,343,600
EZ Communication, senior sub. note, 9.75%, 12/01/05 .....................................................   17,500,000    18,987,500
Focal Communications Corp., senior disc. note, B, zero cpn. to 2/15/03, 12.125% thereafter, 2/15/08 .....   29,000,000    16,675,000
Hadco Corp., senior sub. note, 9.50%, 6/15/08 ...........................................................   25,000,000    24,375,000
Iron Mountain Inc., senior sub. note, 8.75%, 9/30/09 ....................................................   16,650,000    16,774,875
Iron Mountain Inc., senior sub. note, 144A, 8.25%, 7/01/11 ..............................................    7,500,000     7,406,250
L-3 Communications Corp., senior sub. note, 10.375%, 5/01/07 ............................................    5,400,000     5,751,000
Telecommun Techniques Co., senior sub. note, 9.75%, 5/15/08 .............................................   24,000,000    24,780,000
                                                                                                                        ------------
                                                                                                                         185,321,225
                                                                                                                        ------------
ENERGY MINERALS 4.6%
Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ...............................................   37,100,000    21,703,500
AEI Resources Inc., senior sub. note, 144A, 11.50%, 12/15/06 ............................................   20,000,000    19,700,000
Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ..........................................    5,000,000     4,675,000



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)



                                                                                                       PRINCIPAL
                                                                                                         AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    ENERGY MINERALS (CONT.)
    Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 .......................................  $ 7,000,000       $  6,230,000
    Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .............................................    9,000,000          7,976,250
    Clark USA Inc., senior note, 10.875%, 12/01/05 .................................................   22,000,000         18,975,000
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) .........................   33,300,000         31,551,750
    Nuevo Energy Co., senior sub. note, 9.50%, 4/15/06 .............................................    8,600,000          8,524,750
    Nuevo Energy Co., senior sub. note, B, 8.875%, 6/01/08 .........................................    9,300,000          9,160,500
    P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 .......................................    7,000,000          7,070,000
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..................................   33,000,000         33,495,000
                                                                                                                        ------------
                                                                                                                         169,061,750
                                                                                                                        ------------
    FINANCE 1.1%
    Arch Escrow Corp., senior note, 144A, 13.75%, 4/15/08 ..........................................   14,500,000         12,397,500
    Willis Corron Corp., senior sub. note, 144A, 9.00%, 2/01/09 ....................................   30,000,000         28,950,000
                                                                                                                        ------------
                                                                                                                          41,347,500
                                                                                                                        ------------
    GOVERNMENT BONDS .4%
    ESCOM, E168, 11.00%, 6/01/08 (South Africa) ....................................................  108,800,000 ZAR     13,474,629
                                                                                                                        ------------
    HEALTH SERVICES 3.2%
    Abbey Healthcare Group Inc., senior sub. note, 9.50%, 11/01/02 .................................   14,830,000         14,959,763
    Everest Healthcare Services Corp., senior sub. note, 9.75%, 5/01/08 ............................   18,000,000         17,730,000
    Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ..........................................   24,000,000         22,920,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ................................   20,000,000         16,900,000
    Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 .............................................    8,400,000          8,841,000
(c) Sun Healthcare Group Inc., senior sub. note, 144A, 9.375%, 5/01/08 .............................   30,000,000          6,150,000
    Tenet Healthcare Corp., senior note, 8.625%, 12/01/03 ..........................................    4,000,000          4,070,000
    Tenet Healthcare Corp., senior sub. note, 8.625%, 1/15/07 ......................................   17,800,000         17,933,500
(c) Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .......................................   29,000,000          6,380,000
                                                                                                                        ------------
                                                                                                                         115,884,263
                                                                                                                        ------------
    HEALTH TECHNOLOGY .4%
    Conmed Corp., senior sub. note, 9.00%, 3/15/08 .................................................   15,000,000         15,056,250
                                                                                                                        ------------
    INDUSTRIAL SERVICES 4.6%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ...............................   34,000,000         32,130,000
(c) Dailey International Inc., senior note, B, 9.50%, 2/15/08 ......................................   10,800,000          6,534,000
    Envirosource Inc., senior note, 9.75%, 6/15/03 .................................................   17,000,000         10,795,000
    Envirosource Inc., senior note, B, 9.75%, 6/15/03 ..............................................    9,000,000          5,715,000
    Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 .............................    4,750,000          4,963,750
    Key Energy Services Inc., senior sub. note, 144A, 14.00%, 1/15/09 ..............................   30,000,000         30,750,000
    Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ..........................    4,300,000          3,300,250
    Pride Petroleum Services Inc., senior note, 9.375%, 5/01/07 ....................................    6,600,000          6,583,500
    R & B Falcon Corp., senior note, 144A, 12.25%, 3/15/06 .........................................   10,850,000         10,958,500
    R & B Falcon Corp., senior sub. note, 144A, 9.50%, 12/15/08 ....................................    7,400,000          6,660,000
    RBF Finance Co., senior secured note, 144A, 11.375%, 3/15/09 ...................................    8,750,000          8,837,500
    Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ........................................   20,000,000         20,950,000
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875% thereafter, 2/15/08.   31,800,000         20,352,000
                                                                                                                        ------------
                                                                                                                         168,529,500
                                                                                                                        ------------


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)


                                                                                                         PRINCIPAL
                                                                                                           AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    NON-ENERGY MINERALS 1.6%
    Armco Inc., senior note, 9.00%, 9/15/07 ...........................................................  $ 5,200,000    $  5,460,000
    Doman Industries Ltd., senior note, B, 9.25%, 11/15/07 (Canada) ...................................    6,800,000       4,522,000
    LTV Corp., senior note, 8.20%, 9/15/07 ............................................................   34,500,000      32,775,000
    Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 ........................................   16,000,000      15,000,000
                                                                                                                        ------------
                                                                                                                          57,757,000
                                                                                                                        ------------
    PROCESS INDUSTRIES 8.6%
    Anchor Glass Container, senior note, 9.875%, 3/15/08 ..............................................   17,300,000      16,002,500
    Anchor Glass, first mortgage, 11.25%, 4/01/05 .....................................................   23,700,000      24,529,500
    Ball Corp., senior note, 7.75%, 8/01/06 ...........................................................    9,250,000       9,296,250
    Ball Corp., senior sub. note, 8.25%, 8/01/08 ......................................................    5,500,000       5,555,000
    Bear Island Paper Company LLC, senior note, B, 10.00%, 12/01/07 ...................................   11,700,000      11,524,500
    Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 .............................................    7,500,000       7,312,500
    Container Corp. of America, senior note, A, 9.75%, 4/01/03 ........................................   12,000,000      12,540,000
    Equistar Chemicals, senior note, 144A, 8.75%, 2/15/09 .............................................   20,000,000      20,350,000
    Four M Corp., senior note, B, 12.00%, 6/01/06 .....................................................   23,700,000      17,182,500
    Graham Packaging Co., senior disc. note, B, zero cpn., to 1/15/03, 10.75% thereafter, 1/15/09 .....    5,600,000       3,892,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .........................................    6,600,000       6,501,000
    Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ............................................    4,000,000       3,840,000
    Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ............................................   27,500,000      26,812,500
    Lyondell Chemical Co., secured, 144A, 9.625%, 5/01/07 .............................................    2,400,000       2,436,000
    Lyondell Chemical Co., secured, 144A, 9.875%, 5/01/07 .............................................   11,600,000      11,629,000
    Lyondell Chemical Co., senior sub. note, 144A, 10.875%, 5/01/09 ...................................    2,400,000       2,436,000
    Packaging Corp. of America, senior sub. note, 144A, 9.625%, 4/01/09 ...............................    7,750,000       7,885,625
    Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 (Indonesia) ...........................   30,900,000      18,462,750
(c) Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07 (Indonesia) .................   27,750,000       6,937,500
    Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 ...............................................   40,000,000      31,800,000
    Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ...............................................    6,250,000       6,343,750
    Repap New Brunswick, senior note, 9.00%, 6/01/04 (Canada) .........................................   13,600,000      12,852,000
    Terra Industries Inc., senior note, B, 10.50%, 6/15/05 ............................................   15,000,000      15,150,000
    Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 (Indonesia) ...........................   11,000,000       7,040,000
    Westpoint Stevens Inc., senior note, 7.875%, 6/15/08 ..............................................   27,500,000      27,362,500
                                                                                                                        ------------
                                                                                                                         315,673,375
                                                                                                                        ------------
    PRODUCER MANUFACTURING 7.0%
    Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 ..................................    8,000,000       7,440,000
    Airxcel Inc., senior sub. note, B, 11.00%, 11/15/07 ...............................................   13,500,000      13,145,625
    American Axle & Manufacturing, senior sub. note, 144A, 9.75%, 3/01/09 .............................   26,800,000      27,135,000
    Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 ...................................    5,800,000       4,843,000
    Collins & Aikman Corp., senior sub. note, 11.50%, 4/15/06 .........................................    9,500,000       9,737,500
    Falcon Building Products Inc., senior sub. note, B, 9.50%, 6/15/07 ................................   25,300,000      24,161,500
    Goss Graphic Systems Inc., senior sub. note, 12.00%, 10/15/06 .....................................   15,150,000       5,226,750
    International Comfort Products Inc., senior note, B, 8.625%, 5/15/08 ..............................   34,500,000      34,672,500
    Keystone Consolidated Industries Inc., senior note, 9.625%, 8/01/07 ...............................    7,000,000       6,825,000
    Neenah Corp., senior sub. note, 144A, 11.125%, 5/01/07 ............................................    6,100,000       6,084,750
    Neenah Corp., senior sub. note, B, 11.125%, 5/01/07 ...............................................    6,100,000       6,069,500



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)



                                                                                                          PRINCIPAL
                                                                                                            AMOUNT*      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PRODUCER MANUFACTURING (CONT.)
    Nortek Inc., senior note, 144A, 8.875%, 8/01/08 ..................................................... $ 8,000,000  $  8,060,000
    Nortek Inc., senior note, B, 9.125%, 9/01/07 ........................................................  19,200,000    19,488,000
    Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ...............................................  13,200,000    13,332,000
    Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ...................................  20,850,000    18,348,000
    Terex Corp., senior sub. note, 8.875%, 4/01/08 ......................................................  24,750,000    24,007,500
    Terex Corp., senior sub. note, 144A, 8.875%, 4/01/08 ................................................   9,500,000     9,215,000
    Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .............................................  19,781,000    19,879,905
                                                                                                                       ------------
                                                                                                                        257,671,530
                                                                                                                       ------------
    REAL ESTATE 1.3%
    HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 ........................................  50,000,000    46,500,000
                                                                                                                       ------------
    RETAIL TRADE 1.2%
(c) Bruno's Inc., senior sub. note, 10.50%, 8/01/05 .....................................................  12,500,000     1,500,000
    Pathmark Stores Inc., senior sub. note, 9.625%, 5/01/03 .............................................   9,000,000     9,225,000
(c) Penn Traffic Co., senior note, 8.625%, 12/15/03 .....................................................   5,000,000     2,275,000
(c) Penn Traffic Co., senior note, 10.375%, 10/01/04 ....................................................  10,000,000     4,550,000
    Pueblo Xtra International, senior note, 9.50%, 8/01/03 ..............................................   9,500,000     9,381,250
    Pueblo Xtra International, senior note, C, 9.50%, 8/01/03 ...........................................   5,000,000     4,937,500
    Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ..........................................   7,375,000     7,568,594
    Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ............................................   7,250,000     4,966,250
                                                                                                                       ------------
                                                                                                                         44,403,594
                                                                                                                       ------------
    TECHNOLOGY SERVICES .8%
    Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .................................................  28,200,000    29,715,750
                                                                                                                       ------------
    TELECOMMUNICATIONS 21.5%
    Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75%, thereafter, 2/15/08 ....  22,000,000    13,310,000
    Allegiance Telecom Inc., senior note, 12.875%, 5/15/08 ..............................................  20,500,000    21,935,000
    Arch Communications Group, senior disc. note, zero cpn. to 3/15/01, 10.875% thereafter, 3/15/08 .....  33,450,000    13,547,250
    Call-Net Enterprises Inc., senior disc. note, zero cpn. to 5/15/04, 10.80% thereafter, 5/15/09 ......  29,500,000    16,225,000
    Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04, 10.125% thereafter, 5/01/09 ..  48,250,000    25,813,750
    Comcast Cellular Corp., senior note, B, 9.50%, 5/01/07 ..............................................  25,600,000    28,672,000
    Dobson/Sygnet Communications Co., senior note, 144A, 12.25%, 12/15/08 ...............................  34,250,000    36,647,500
    Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 (Bermuda) ...............................  28,000,000    31,150,000
    ICO Global Communications, 15.00%, 8/01/05 (Bermuda) ................................................  35,000,000    17,850,000
    IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01, 12.50% thereafter, 5/01/06 ....  32,500,000    26,812,500
    Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
      11.25% thereafter, 7/15/07 ........................................................................  37,500,000    27,187,500
    Intermedia Communications Inc., senior note, 144A, 9.50%, 3/01/09 ...................................  10,000,000     9,925,000
(c) International Wireless Communications, senior disc. note, 8/15/01 ...................................  36,400,000     2,912,000
    Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 ...................................................  17,000,000     4,080,000
    IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ...........................................  15,900,000    15,423,000
    Level 3 Communications Inc., senior disc. note, 144A, zero cpn. to 12/01/03,
      10.50% thereafter, 12/01/08 .......................................................................  63,000,000    37,485,000
    Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
      12.50% thereafter, 1/15/07 ........................................................................  35,300,000    18,532,500
    McCaw International Ltd., senior disc. note, zero cpn. to 4/15/02, 13.00% thereafter, 4/15/07 .......  28,500,000    18,193,260
    McLeodUSA Inc., senior disc. note, zero cpn. to 3/01/02, 10.50% thereafter, 3/01/07 .................  10,000,000     7,650,000
    McLeodUSA Inc., senior note, 9.50%, 11/01/08 ........................................................  16,000,000    16,160,000
    Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 .............................................  10,000,000     8,050,000



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)


                                                                                                         PRINCIPAL
                                                                                                           AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
TELECOMMUNICATIONS (CONT.)
Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ....................................................  $ 31,000,000  $   23,715,000
Microcell Telecommunications, senior disc. note, B, zero cpn. to 12/01/01, 14.00% thereafter,
     6/01/06 (Canada) ................................................................................    17,550,000      14,127,750
Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01, 13.50% thereafter,
     6/01/06 (Luxembourg) ............................................................................    22,300,000      16,613,500
Netia Holdings BV, senior disc. note, B, zero cpn. to 11/01/01, 11.25% thereafter, 11/01/07 (Poland) .    15,000,000       9,825,000
Netia Holdings BV, senior note, B, 10.25%, 11/01/07 (Poland) .........................................     9,000,000       8,257,500
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter, 10/31/07 .....    35,500,000      24,140,000
Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125% thereafter, 4/15/08 ......    20,000,000      10,600,000
Nextel Partners Inc., 144A, zero cpn. to 2/01/04, 14.00% thereafter, 2/01/09 .........................    24,000,000      12,900,000
NEXTLINK Communications Inc., senior disc. note, zero cpn. to 4/15/03, 9.45% thereafter, 4/15/08 .....    20,250,000      11,947,500
NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ............................................    18,150,000      16,788,750
NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ..........................................    17,350,000      16,656,000
NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ...............................    50,000,000      33,000,000
Occidente Y Caribe Celular SA, senior disc. note, B, zero cpn. to 3/15/01, 14.00% thereafter,
     3/15/04 (Colombia) ..............................................................................    38,165,000      26,143,025
Paging Network Inc., senior sub. note, 10.00%, 10/15/08 ..............................................    12,800,000       8,320,000
Paging Network Inc., senior sub. note, 10.125%, 8/01/07 ..............................................     7,000,000       4,620,000
Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 (Poland) ....................................    30,000,000      27,375,000
Rogers Cantel Mobile, senior secured deb., 9.75%, 6/01/16 (Canada) ...................................    34,000,000      38,250,000
RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03, 10.125% thereafter, 3/01/08
     (United Kingdom) ................................................................................    44,500,000      26,255,000
RSL Communications PLC, senior note, 12.00%, 11/01/08 (United Kingdom) ...............................     6,250,000       6,593,750
Spectrasite Holdings Inc., senior disc. note, 144A, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09 .    20,500,000      11,787,500
Sprint Spectrum LP, senior disc. note, zero cpn. to 8/15/01, 12.50% thereafter, 8/15/06 ..............    14,500,000      13,267,500
Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00% thereafter, 5/01/08 ...................    48,250,000      29,130,935
                                                                                                                      --------------
                                                                                                                         787,874,970
                                                                                                                      --------------
TRANSPORTATION 3.1%
Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 (Bermuda) .......................................    19,000,000      19,332,500
GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 (China) ................................    35,000,000      17,762,500
Sea Containers Ltd., senior note, 10.50%, 7/01/03 ....................................................    25,000,000      26,656,250
Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 (Bahamas) ..........................................    34,000,000      28,050,000
United Air Lines Inc., S.F., pass-through equipment trust, B-2, 9.06%, 9/26/14 .......................    20,422,000      22,206,474
                                                                                                                      --------------
                                                                                                                         114,007,724
                                                                                                                      --------------
UTILITIES 1.6%
AES China Generating Co., 10.125%, 12/15/06 (China) ..................................................     4,400,000       2,662,000
AES Corp., senior sub. note, 8.50%, 11/01/07 .........................................................     7,500,000       7,350,000
El Paso Electric Co., first mortgage, 9.40%, 5/01/11 .................................................    12,900,000      14,608,992
ESI Tractebel Acq. Corp., 7.99%, 12/30/11 ............................................................     8,000,000       7,725,368
Midland Cogeneration Venture, S.F., senior lease obligation, A, 11.75%, 7/23/05 ......................     4,500,000       5,054,994
Midland Cogeneration Venture, S.F., senior lease obligation, B, 13.25%, 7/23/06 ......................    11,500,000      13,987,094
Niagara Mohawk Power Corp., senior disc. note, H, zero cpn. to 7/01/03, 8.50% thereafter, 7/01/10 ....    10,850,000       8,164,625
                                                                                                                      --------------
                                                                                                                          59,553,073
                                                                                                                      --------------
TOTAL BONDS (COST $3,730,737,901) ....................................................................                 3,410,553,133
                                                                                                                      --------------



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)



                                                                                                       PRINCIPAL
                                                                                                        AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b) REPURCHASE AGREEMENT .4%
    Joint Repurchase Agreement, 4.799%, 6/01/99, (Maturity Value $13,671,051) (Cost $13,663,765)     $13,663,765      $   13,663,765
    Barclays Capital Inc.
    Bear, Stearns Securities Corp.
    CIBC Oppenheimer Corp.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Lehman Brothers Inc.
    NationsBanc Montgomery Securities LLC
    Paine Webber Inc.
    Paribas Corp.
    UBS Securities LLC
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $3,928,687,434) 97.8%                                                                       3,582,329,080
   OTHER ASSETS, LESS LIABILITIES 2.2%                                                                                    79,125,226
                                                                                                                      --------------
   NET ASSETS 100.0%                                                                                                  $3,661,454,306
                                                                                                                      ==============

CURRENCY ABBREVIATIONS
ZAR - South African Rand



*Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At May 28, 1999, all repurchase agreements held by the Fund had been entered into on that date.

(c)See Note 6 regarding defaulted securities.

(d)The Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at May 31, 1999 were $6,153,237.

                       See notes to financial statements.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999

Assets:
 Investments in securities, at value (Cost $3,928,687,434) ....................................................     $ 3,582,329,080
 Receivables:
  Investment securities sold ..................................................................................           8,000,413
  Capital shares sold .........................................................................................           7,601,706
  Dividends and interest ......................................................................................          78,612,912
                                                                                                                    ---------------
    Total assets ..............................................................................................       3,676,544,111
                                                                                                                    ---------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................................             91,152
  Capital shares redeemed ......................................................................................          6,887,168
  Affiliates ...................................................................................................          2,861,753
  Shareholders .................................................................................................          5,068,462
 Distributions to shareholders .................................................................................              4,828
 Other liabilities .............................................................................................            176,442
                                                                                                                    ---------------
    Total liabilities ..........................................................................................         15,089,805
                                                                                                                    ---------------
       Net assets, at value ....................................................................................    $ 3,661,454,306
                                                                                                                    ===============
Net assets consist of:
 Undistributed net investment income ...........................................................................    $    17,094,418
 Net unrealized depreciation ...................................................................................       (346,383,243)
 Accumulated net realized loss .................................................................................        (94,907,479)
 Capital shares ................................................................................................      4,085,650,610
                                                                                                                    ---------------
       Net assets, at value ....................................................................................    $ 3,661,454,306
                                                                                                                    ===============
CLASS A:
Net asset value per share ($3,108,809,441 / 1,156,447,120 shares outstanding)* .................................    $          2.69
                                                                                                                    ===============
 Maximum offering price per share ($2.69 / 95.75%) .............................................................    $          2.81
                                                                                                                    ===============
CLASS B:
 Net asset value and maximum offering price per share ($26,094,872 / 9,721,818 shares outstanding)..............    $          2.68
                                                                                                                    ===============
CLASS C:
 Net asset value per share ($487,196,330 / 180,793,256 shares outstanding)* ....................................    $          2.69
                                                                                                                    ===============
 Maximum offering price per share ($2.69 / 99.00%) .............................................................    $          2.72
                                                                                                                    ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($39,353,663 / 14,624,529 shares outstanding) ............    $          2.69
                                                                                                                    ===============


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1999

Investment income:
 Dividends ................................................................        $   6,676,882
 Interest .................................................................          361,689,824
                                                                                   -------------
     Total investment income ..............................................          368,366,706
                                                                                   -------------
Expenses:
 Management fees (Note 3) .................................................           16,672,024
 Distribution fees (Note 3)
   Class A ................................................................            4,156,673
   Class B ................................................................               32,510
   Class C ................................................................            2,938,523
 Transfer agent fees (Note 3) .............................................            3,325,575
 Custodian fees ...........................................................               47,693
 Reports to shareholders ..................................................              603,462
 Registration and filing fees .............................................              416,743
 Professional fees ........................................................               97,831
 Trustees' fees and expenses ..............................................               56,192
 Other ....................................................................               98,427
                                                                                   -------------
     Total expenses .......................................................           28,445,653
                                                                                   -------------
       Net investment income ..............................................          339,921,053
                                                                                   -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ...........................................................           73,277,912
    Foreign currency transactions .........................................              (13,228)
                                                                                   -------------
       Net realized gain ..................................................           73,264,684
  Net unrealized appreciation (depreciation) on:
    Investments ...........................................................         (437,489,190)
    Translation of assets and liabilities denominated in foreign currencies               18,259
                                                                                   -------------
       Net unrealized depreciation ........................................         (437,470,931)
                                                                                   -------------
Net realized and unrealized loss ..........................................         (364,206,247)
                                                                                   -------------
Net decrease in net assets resulting from operations ......................        $ (24,285,194)
                                                                                   =============



                       See notes to financial statements.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 1999 AND 1998

                                                                                                     1999                 1998
                                                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................     $   339,921,053      $   292,667,415
   Net realized gain from investments and foreign currency transactions ..................          73,264,684           34,259,350
   Net unrealized appreciation (depreciation) on investments and translation of assets and
     liabilities denominated in foreign currencies .......................................        (437,470,931)          33,894,269
                                                                                               ------------------------------------
         Net increase (decrease) in net assets resulting from operations .................         (24,285,194)         360,821,034
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................................................        (299,008,521)        (261,354,140)
   Class B ...............................................................................            (367,466)                  --
   Class C ...............................................................................         (40,073,283)         (21,055,677)
   Advisor Class .........................................................................          (2,875,463)          (1,879,720)
                                                                                               ------------------------------------
 Total distributions to shareholders .....................................................        (342,324,733)        (284,289,537)
 Capital share transactions: (Note 2)
   Class A ...............................................................................         191,216,722          525,305,713
   Class B ...............................................................................          26,621,191                   --
   Class C ...............................................................................         136,698,940          239,186,811
   Advisor Class .........................................................................          14,754,823           21,536,823
                                                                                               ------------------------------------
 Total capital share transactions ........................................................         369,291,676          786,029,347
         Net increase in net assets ......................................................           2,681,749          862,560,844
Net assets
 Beginning of year .......................................................................       3,658,772,557        2,796,211,713
                                                                                               ------------------------------------
 End of year .............................................................................     $ 3,661,454,306      $ 3,658,772,557
                                                                                               ====================================
Undistributed net investment income included in net assets:
 End of year .............................................................................     $    17,094,418      $    19,511,326
                                                                                               ====================================


                       See notes to financial statements.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one Fund, the Franklin AGE High Income Fund (the Fund), which seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Fund began offering a new class of shares, Class
B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At May 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                              YEAR ENDED                          YEAR ENDED
                                                            MAY 31, 1999                         MAY 31, 1998
                                                   --------------------------------------------------------------------
                                                      SHARES           AMOUNT             SHARES             AMOUNT
                                                   --------------------------------------------------------------------
CLASS A
Shares sold ..................................     414,087,089     $ 1,147,083,301      398,847,574     $ 1,185,149,892
Shares issued in reinvestment of distributions      48,411,868         134,052,298       38,784,036         114,687,942
Shares redeemed ..............................    (393,225,617)     (1,089,918,877)    (260,590,614)       (774,532,121)
                                                   --------------------------------------------------------------------
Net increase .................................      69,273,340     $   191,216,722      177,040,996     $   525,305,713
                                                   ====================================================================

CLASS B*
Shares sold ..................................      10,082,048     $    27,600,679
Shares issued in reinvestment of distributions          67,548             184,499
Shares redeemed ..............................        (427,778)         (1,163,987)
                                                   -------------------------------
Net increase .................................       9,721,818     $    26,621,191
                                                   ===============================

CLASS C
Shares sold ..................................      92,143,685     $   257,265,284       95,362,735     $   284,202,607
Shares issued in reinvestment of distributions       8,220,312          22,770,924        4,043,761          12,004,240
Shares redeemed ..............................     (51,874,088)       (143,337,268)     (19,128,856)        (57,020,036)
                                                   --------------------------------------------------------------------
Net increase .................................      48,489,909     $   136,698,940       80,277,640     $   239,186,811
                                                   ====================================================================

ADVISOR CLASS
Shares sold ..................................      17,315,590     $    47,913,887       13,161,829     $    39,058,573
Shares issued in reinvestment of distributions         985,497           2,728,550          606,914           1,799,737
Shares redeemed ..............................     (13,089,579)        (35,887,614)      (6,500,575)        (19,321,487)
                                                   --------------------------------------------------------------------
Net increase .................................       5,211,508     $    14,754,823        7,268,168     $    21,536,823
                                                   ====================================================================


*Effective date of Class B shares was January 1, 1999.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


       ANNUALIZED
        FEE RATE      MONTH-END NET ASSETS
       -------------------------------------------------------------------

          .625%       First $100 million
          .500%       Over $100 million, up to and including $250 million
          .450%       In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $2,281,133 and $409,040, respectively.

The Fund paid transfer agent fees of $3,325,575, of which $3,039,170 was paid to Investor Services.


4. INCOME TAXES

At May 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


        Capital loss carryovers expiring in:
         2000 ......................................      $63,753,106
         2001 ......................................       14,304,993
         2002 ......................................       12,243,104
         2003 ......................................        4,606,276
                                                          -----------
                                                          $94,907,479
                                                          ===========


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

On May 31, 1999, the Fund had expired capital loss carryovers of $119,622,024 which were reclassified to paid-in-capital.

At May 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,928,687,434 was as follows:


        Unrealized appreciation .......       $  92,747,000
        Unrealized depreciation .......        (439,105,354)
                                              -------------
        Net unrealized depreciation ...       $(346,358,354)
                                              =============


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 1999 aggregated $1,273,739,074 and $973,522,960, respectively.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 95.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 1999, the Fund held defaulted securities with a value aggregating $37,238,500 representing 1.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within those industries.


7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of International Wireless Communications Holdings, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN HIGH INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Trust (the "Fund") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
July 1, 1999


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 1.95% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 1999.

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